Item 77 C -- Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of Newpoint Funds was held on
December 17, 1999 . The following items, which are required to be reported under this Item 77C, were approved at the meeting:

AGENDA ITEM 1. To elect seven Trustees.* (for all Funds)

1) Thomas G. Bigley
		Shares voted affirmatively
 ..................................133,633,340

2) Nicholas P. Constantakis
		Shares voted affirmatively
 ..................................133,622,391

3) John F. Cunningham
		Shares voted affirmatively
 ..................................133,633,340

4) J. Christopher Donahue
		Shares voted affirmatively
 ..................................133,633,340

5) Charles F. Mansfield, Jr.
		Shares voted affirmatively
 ..................................133,633,340

6) John E. Murray, Jr., S.J.D.
		Shares voted affirmatively
 ..................................133,633,340

7) John S. Walsh
		Shares voted affirmatively
 ..................................133,622,391

* The following Trustees continued their terms as Trustees:
John F. Donahue, John T. Conroy, Jr., William J. Copeland,
Lawrence D. Ellis, M.D, Edward C. Gonzales , Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2. To make changes to the Funds' fundamental investment policies:

(a) To amend the Newpoint Equity Fund's fundamental investment policy regarding diversification:


		Shares voted affirmatively
 ..................................2,907,051
		Shares voted negatively ................................0
		Shares abstaining
 ..................................................2,154



(b) To amend the Funds' fundamental investment policies regarding borrowing money and issuing senior securities:

For Newpoint Equity Fund:

		Shares voted affirmatively
 ..................................2,907,009
		Shares voted negatively ...............................0
		Shares abstaining
 ..................................................2,196

For shareholders of Newpoint Government Money Market Fund :

		Shares voted affirmatively
 ..................................129,587,257
		Shares voted negatively
 .......................................426,704
	Shares abstaining
 ..................................................670,663

(c) To amend the Funds' fundamental investment policies regarding investments in real estate:

For shareholders of Newpoint Equity Fund:

		Shares voted affirmatively
 ..................................2,907,051
		Shares voted negatively ...............................0
	Shares abstaining
 ..................................................2,154

For shareholders of Newpoint Government Money Market Fund:

Shares voted affirmatively
 ..................................129,387,337
		Shares voted negatively
 .......................................589,431
	Shares abstaining
 ..................................................707,856

(d) To amend the Funds' fundamental investment policies regarding investments in commodities:

For shareholders of Newpoint Equity Fund:

		Shares voted affirmatively
 ..................................2,906,192
		Shares voted negatively .............................859
	Shares abstaining
 ..................................................2,154

For shareholders of Newpoint Government Money Market Fund:

		Shares voted affirmatively
 ..................................129,360,657
		Shares voted negatively
 .......................................620,746
	Shares abstaining
 ..................................................703,221




(e) To amend the Funds' fundamental investment policies regarding underwriting securities:

For shareholders of Newpoint Equity Fund:

Shares voted affirmatively
 ..................................2,907,051
Shares voted negatively ..............................0
Shares abstaining
 ..................................................2,154

For shareholders of Newpoint Government Money Market Fund:

Shares voted affirmatively
 ..................................129,544,275
		Shares voted negatively
 .......................................449,345
	Shares abstaining
 ..................................................691,004

(f) To amend the Funds' fundamental investment policies regarding lending assets:

For shareholders of Newpoint Equity Fund:

Shares voted affirmatively
 ..................................2,906,956
Shares voted negatively ..................0
Shares abstaining ....................2,249

For shareholders of Newpoint Government Money Market Fund:

Shares voted affirmatively
 ..................................129,505,638
Shares voted negatively ..............462,556
Shares abstaining ....................716,430



(g) To amend the Funds' fundamental investment policies regarding concentration of each Fund's investments in the securities of companies in the same industry:

For shareholders of Newpoint Equity Fund:

Shares voted affirmatively .........2,907,051
Shares voted negatively ....................0
Shares abstaining ......................2,154

For shareholders of Newpoint Government Money Market Fund :

Shares voted affirmatively ........129,491,177
Shares voted negatively ...............509,834
Shares abstaining .....................683,613

(h) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding buying securities on margin:

For shareholders of Newpoint Equity Fund:

Shares voted affirmatively ................2,905,838
Shares voted negatively .........................859
Shares abstaining .............................2,508

For shareholders of Newpoint Government Money Market Fund:

Shares voted affirmatively ..............129,329,072
Shares voted negatively .....................760,418
Shares abstaining ...........................595,134



(i) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding pledging assets:

For for shareholders of Newpoint Equity Fund:

Shares voted affirmatively ................2,907,051
Shares voted negatively ... .......................0
Shares abstaining .............................2,154

For shareholders of Newpoint Government Money Market Fund:

Shares voted affirmatively ...............128,900,606
Shares voted negatively ......................551,794
Shares abstaining ..........................1,232,224

(j) To amend, and to make non-fundamental, the Government Money Market Fund's fundamental investment policy regarding investing in restricted securities:

Shares voted affirmatively ........129,430,170
Shares voted negatively ...............536,684
Shares abstaining  ....................717,770



AGENDA ITEM 3. To eliminate the Funds' fundamental investment policies on selling securities short:

For shareholders of Newpoint Equity Fund:

Shares voted affirmatively .........2,906,192
Shares voted negatively ..................859
Shares abstaining ......................2,154

For shareholders of Newpoint Government Money Market Fund:

Shares voted affirmatively ........129,350,733
Shares voted negatively ...............608,824
Shares abstaining......................725,067

AGENDA ITEM 4. To amend the Equity Fund's fundamental investment objective

Shares voted affirmatively .......2,906,192
Shares voted negatively ................859
Shares abstaining  ...................2,154

AGENDA ITEM 5. To approve an amendment to, and a restatement of, the Trust's Declaration of Trust:
(for all Funds)

(a) To require the approval of a majority of the outstanding voting securities of the Trust in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:

and


Shares voted affirmatively .....132,512,886
Shares voted negatively ............416,309
Shares abstaining...................664,634





(b) To permit the Board of Trustees to liquidate assets of the Trust,or of its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval.
              (for all Funds)

The voting results for shareholders of Newpoint Equity
Fund were as
follows:

Shares voted affirmatively .....131,790,106
Shares voted negatively ..........1,125,039
Shares abstaining...................678,684

The Definitive Proxy Statement for the Special
Meeting held on December 17, 1999 was filed with the Securities and Exchange Commission on November 12, 1999, and is incorporated by reference. (File No. 811-6224)